Filed pursuant to Rule 497

File No. 333-208637

Rule 482ad

GLADSTONE CAPITAL CORPORATION

$50,000,000

6.125% Notes Due 2023

Pricing Term Sheet

November 1, 2018

The following sets forth the final terms of the 6.125% Notes due 2023 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated November 1, 2018, together with the accompanying prospectus dated February 1, 2018, relating to the Notes (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Gladstone Capital Corporation (the “Company”)
Title of the Securities:	6.125% Notes due 2023 (the “Notes”)
Expected Rating:*	Egan-Jones Ratings Company: A-
Initial Aggregate Principal Amount Being Offered:	$50,000,000
Over-Allotment Option:	$7,500,000 aggregate principal amount of Notes on or before December 1, 2018 solely to cover over-allotments, if any
Initial Public Offering Price:	$25.00 (par)
Principal Payable at Maturity:	100% of the aggregate principal amount
Type of Note:	Fixed-rate note
Listing:	The Company intends to list the Notes on the Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “GLADD”
Stated Maturity Date:	November 1, 2023
Interest Rate:	6.125%
Underwriting Discount:	$0.75 per Note (or $1,500,000 total assuming the over-allotment option is not exercised)
Net Proceeds to the Issuer, before Expenses:	$24.25 per Note (or $48,500,000 total assuming the over-allotment option is not exercised)
Day Count Basis:	360-day year of twelve 30-day months
Trade Date:	November 1, 2018
Settlement Date:**	November 6, 2018 (T+3)
Date Interest Starts Accruing:	November 6, 2018
Interest Payment Dates:	Every February 1, May 1, August 1 and November 1, commencing February 1, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Regular Record Dates:	January 15, April 15, July 15 and October 15.
Interest Periods:	The initial interest period will be the period from and including November 6, 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Specified Currency:	U.S. Dollars
Denominations:	The Company will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business Day:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, Nashville, TN or the place of payment are authorized or obligated by law or executive order to close.

Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.
CUSIP/ISIN:	376535 605/US3765356056
Joint Book-running Managers:	Keefe, Bruyette & Woods, Inc., a Stifel Company, and Janney Montgomery Scott LLC
Lead Manager:	Ladenburg Thalmann & Co. Inc.
Co-Managers:	William Blair & Company, L.L.C., J.J.B. Hilliard, W.L. Lyons, LLC, National Securities Corporation and Wedbush Securities Inc.
Trustee, Paying Agent and Security Registrar:	U.S. Bank National Association

*    A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**    Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+3 to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

This pricing term sheet, the Preliminary Prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this pricing term sheet, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number 1-800-966-1559).

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated November 1, 2018, and accompanying prospectus, dated February 1, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

2